EXHIBIT 1

                              NEWELL CO.

                       (a Delaware corporation)

                        UNDERWRITING AGREEMENT

                                                                [Date]


[Name and address of Underwriters
or Representatives]


Dear Sirs:

     Newell Co., a Delaware corporation (the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), (1) the principal amount of its senior debt securities, if any, identified in Schedule I hereto (the "Senior Securities"), to be issued under an Indenture dated as of November 1, 1995, between the Company and The Chase Manhattan Bank (National Association), as trustee (the "Senior Trustee"), as amended (said Indenture, the "Senior Indenture"); (2) the principal amount of its subordinated debt securities, if any, identified in Schedule I hereto (the "Subordinated Securities" and together with the Senior Securities being collectively referred to herein as the "Debt Securities") to be issued under an Indenture dated of November 1, 1995, between the Company and The Chase Manhattan Bank (National Association), as trustee (the "Subordinated Trustee", and together with the Senior Trustee, the "Trustees") (said Indenture, the "Subordinated Indenture") (the Senior Indenture and the Subordinated Indenture being collectively referred to herein as the "Indentures"); (3) the preferred stock of the Company, if any, identified in Schedule I hereto (the "Preferred Stock"); (4) the common stock, par value $1.00 per share, of the Company (the "Common Stock"), including, if then in existence, the related preferred stock purchase rights (the "Rights") provided for in the Rights Agreement dated as of October 20, 1988, as amended, between the Company and The First Chicago Trust Company as rights agent thereunder (the "Rights Agreement") (all references herein to the Common Stock shall include the Rights unless the context indicates otherwise), if any, as indicated in Schedule I hereto. The Debt Securities, Preferred Stock and Common Stock described in
Schedule I hereto shall collectively be referred to herein as the "Purchased Securities." The Company may also grant to the Underwriters an option to purchase up to such additional number of Purchased Securities as is specified in Schedule I hereto (the "Option Securities"). The Purchased Securities and Option Securities shall be collectively referred to herein as the "Securities." If the firm or firms listed in Schedule II hereto include only the firm or firms described above as Representatives, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

     SECTION 1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter that:

          (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No.33-64225) relating to the Securities and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Act") and has filed such amendments thereto as may have been required to the date hereof. Such registration statement, as amended, has been declared effective by the Commission, and the Indentures have each been qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). The Company proposes to file with the Commission pursuant to Rule 424(b) under the Act a supplement to the form of prospectus included in such registration statement relating to the Securities and the plan of distribution thereof and has previously advised you of all further information (financial and other) with respect to the Company to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the "Registration Statement"; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the "Basic Prospectus"; and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424(b) (including the Basic Prospectus as so supplemented) is hereinafter called the "Final Prospectus". Any preliminary form of the Final Prospectus which has heretofore been filed pursuant to Rule 424(b) is hereinafter called the "Preliminary Final Prospectus". Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.



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

           (b) On the effective date of the Registration Statement, as of the date hereof, when the Final Prospectus is first filed pursuant to Rule 424(b) under the Act, when, prior to the Closing Date (as hereinafter defined), any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Final Prospectus is filed with the Commission and at the applicable Closing Date, (i) the Registration Statement, as amended as of any such time, any Final Prospectus, as amended or supplemented as of any such time, and the Indentures will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act and the Exchange Act and the respective rules thereunder; (ii) the Registration Statement, as amended as of any such time, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Final Prospectus, as amended or supplemented as of any such time, did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Final Prospectus or any amendment thereof or supplement thereto made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter, or on behalf of any Underwriter by the Representatives, expressly for use in the Registration Statement or the Final Prospectus.

          (c) The documents incorporated by reference in the Final Prospectus pursuant to Item 12 of Form S-3 under the Act, at the time they were or hereafter are filed or last amended, as the case may be, with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder and, when read together and with the other information in the Basic Prospectus and the Final Prospectus, at the time the Registration Statement and any amendments thereto became or become effective, at the date of this Agreement and at each Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.

          (d) The accountants who certified the financial statements and supporting schedules included or incorporated by reference in the Registration Statement and the Final Prospectus are independent public accountants as required by the Act and the rules and regulations thereunder.

           (e) The financial statements (other than quarterly or other unaudited interim financial statements) included or incorporated by reference in the Registration Statement and the Final Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent (except as otherwise stated therein) basis; the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; and the Company's ratios of earnings to fixed charges (actual and, if any, pro forma) included in the Final Prospectus and in Exhibit 12 to the Registration Statement have been calculated in compliance with Item 503(d) of Regulation S-K of the Commission.

          (f) Since the respective dates as to which information is given in the Registration Statement and the Final Prospectus, except as otherwise stated therein (including information contained in documents subsequently incorporated by reference in the Registration Statement or the Final Prospectus), (1) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business; and
     (2) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise.

          (g) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Final Prospectus; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not in the aggregate have a material adverse effect on the business or assets of the Company and its subsidiaries considered as one enterprise.

          (h) Each Significant Subsidiary of the Company (as that term is used in Rule 405 of the Act Regulations) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Final Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not in the aggregate have a material adverse effect on the business or assets of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable and is owned by the Company (other than Anchor Hocking Corporation), free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim.

          (i) The authorized, issued and outstanding capital stock of the Company is as set forth in the Final Prospectus under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to reservations or agreements referred to in the Final Prospectus); the certificate for each outstanding share of Common Stock also represents one Right per share (if the Rights are then in existence), the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable; and (if the Rights Agreement is then in effect) the outstanding Rights have been duly authorized and validly issued under the Rights Agreement and are entitled to the benefits thereof.

          (j) Neither the Company nor any of its Significant Subsidiaries is in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, joint venture agreement, mortgage, loan agreement, note, lease or other instrument to which it or its property may be bound except when such default would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and the execution and delivery of this Agreement, the Indentures, and the Securities and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Significant Subsidiaries pursuant to any contract, indenture, joint venture agreement, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its Significant Subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its Significant Subsidiaries or any applicable law, administrative regulation or administrative or court decree.

           (k) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which is required to be disclosed in the Registration Statement or the Final Prospectus (other than as disclosed therein), or which might materially and adversely affect the consummation of this Agreement or, except in cases in which such consequences are remote, which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or, except in cases in which such consequences are remote, which might materially and adversely affect the properties or assets thereof; all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their property is the subject which are not described in the Registration Statement or the Final Prospectus, including ordinary routine litigation incidental to the Company's business, are, considered in the aggregate, not material to the Company and its subsidiaries considered as one enterprise; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the Act or by the rules and regulations thereunder which have not been so filed.

          (l) No authorization, approval or consent of any court or governmental authority or agency is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under the Act or the rules and regulations thereunder or state securities laws for the Securities and the qualification of the Indentures under the Trust Indenture Act.

          (m) This Agreement has been duly authorized, executed and delivered by the Company.

          (n) In the case of an offering of Debt Securities, the applicable Indenture has been duly and validly authorized, executed and delivered by the Company and is substantially in the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement at the time the Registration Statement became effective; the applicable Indenture has been duly qualified under the Trust Indenture Act; and, assuming due authorization, execution and delivery by the Trustee, each of the applicable Indenture constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; the Debt Securities are in the form contemplated by the applicable Indenture and the Debt Securities have been duly and validly authorized by the Company and, when executed by the proper officers of the Company, and authenticated in accordance with the provisions of the applicable Indenture and in all cases delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of all of the Securities, will in each case constitute a valid and binding obligation of the Company, be convertible (in the case of those Subordinated Securities that by their terms are so convertible) for shares of Common Stock or other securities of the Company in accordance with their terms as set forth in the Final Prospectus and will be entitled to the benefits of the applicable Indenture enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; if the Debt Securities are convertible into shares of Common Stock or other securities of the Company, the shares of Common Stock or other securities issuable upon such conversion will have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid (assuming the underlying Debt Securities have been paid for) and nonassessable; such shares of Common Stock or other securities will have been duly authorized and issued, will be fully paid (assuming the underlying Debt Securities have been paid for) and nonassessable and will conform to the description thereof contained in the Final Prospectus; and the stockholders of the Company have no preemptive rights with respect to any of such shares of Common Stock or other securities issuable upon such conversion.

          (o) In the case of an offering of shares of Preferred Stock, including any shares of Preferred Stock constituting Option Securities, the shares of Preferred Stock being delivered and paid for at such Closing Date have been duly authorized, validly issued and are fully paid and nonassessable; and the stockholders of the Company have no preemptive rights with respect to any of such shares of Preferred Stock. If the shares of Preferred Stock being delivered at such Closing Date are convertible into shares of Common Stock or other securities of the Company, such shares of Preferred Stock are convertible into shares of Common Stock or other securities of the Company in accordance with their terms; the shares of Common Stock or other securities initially issuable upon conversion of such shares of Preferred Stock will have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be duly issued, fully paid and nonassessable; such shares of Common Stock will have been duly authorized and issued, are fully paid (assuming the underlying shares of Preferred Stock have been paid for) and nonassessable and conform to the description thereof contained in the Final Prospectus.

           (p) In the case of an offering of shares of Common Stock, including any shares of Common Stock constituting Option Securities, the shares of Common Stock being delivered and paid for at such Closing Date have been duly authorized, validly issued and are fully paid and nonassessable; the related Rights (if the Rights Agreement is then in effect) have been duly authorized and validly issued under the Rights Agreement and are entitled to the benefits thereof; neither the issuance of the shares of Common Stock nor the issuance of the related Rights is subject to preemptive rights; and the Company has reserved one four-hundredth of a share of Series B Preferred for issuance upon exercise of each Right.

          (q) The Securities, the Rights, the Company's Junior Participating Preferred Stock, Series B (the "Series B Preferred") and, in the case of an offering of Debt Securities, the applicable Indenture, will conform in all material respects to the respective statements relating thereto contained in the Final Prospectus and the Registration Statement and will be in substantially the respective forms filed or incorporated by reference, as the case may be, as exhibits to the Registration Statement.

          (r) The Senior Debt Securities rank and will rank on a parity with all unsecured indebtedness (other than subordinated indebtedness) of the Company that is outstanding on the date hereof or that may be incurred hereafter, and senior to all subordinated indebtedness of the Company that is outstanding on the date hereof or that may be incurred hereafter.

     Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering and sale of the Securities pursuant to this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.


     SECTION 2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the respective purchase prices and upon the terms and conditions set forth in Schedule I hereto the principal amount or number of Purchased Securities set forth opposite such Underwriter's name in Schedule II hereto, except that, if Schedule I hereto provides for the sale of Purchased Securities pursuant to delayed delivery arrangements, the respective principal amount or number of such Purchased Securities to be purchased by the Underwriters, shall be as set forth in Schedule II hereto.

     (b) The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the

 Representatives, for the account of the Underwriters, on the applicable Closing Date, an amount as follows: (i) in the case of Debt Securities, an amount equal to the percentage set forth in
Schedule II hereto of the principal amount of the Debt Securities,
(ii) in the case of Preferred Stock an amount equal to the percentage set forth in Schedule II hereto of the aggregate liquidation preference of Preferred Stock and (iii) in the case of Common Stock, an amount as set forth in Schedule II hereto.

     SECTION 3. Delivery and Payment. (a) Delivery of the Securities shall be made at the office of______________________ ____________________________________________ or at such other place as shall be agreed upon by the Representatives and the Company, or at the office of The Depositary Trust Company ("DTC") if the Securities are issued in book-entry form, and payment for such Securities shall be made at the above office of____________ ________________________ or at such other place as shall be agreed upon by the Representatives and the Company, on the date and at the time specified in Schedule I hereto, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 11 hereof (such date and time of delivery and payment for the Securities being herein referred to in the case of Purchased Securities as the "Purchased Securities Closing Date", in the case of Option Securities as the "Option Securities Closing Date" and each such date being referred to herein as a "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks drawn on or by a Chicago Clearing House bank and payable in next day funds or by such other means as are specified in Schedule I hereto.

     (b) If specified in Schedule I hereto, the several Underwriters will be compensated for their respective commitments and obligations by separate payment to the Representatives for the respective accounts of such Underwriters. Any such payment by the Company to the Underwriters shall be made simultaneously with the payment by the Underwriters to the Company of the purchase price of the Securities as specified herein. Any separate payment of compensation by the Company to the Underwriters shall be made by certified or official bank check or checks drawn on or by a Chicago Clearing House bank and payable in next day funds to the order of the Representatives or by such other means as are specified in Schedule I hereto.

     (c) If specified in Schedule I and the Securities are issued in book-entry form, payment shall be made in immediately available funds by fed wire. Certificates for the Securities shall be registered in such names and in such denominations as the Representatives may request not less than two full business days in advance of the applicable Closing Date, provided that, if the Securities are in book-entry form, the registration thereof, including the determination of the denominations thereof, shall be in accordance with the regulations of DTC.

     (d) The Company agrees to have the Securities available for inspection, checking or packaging by the Representatives in New York, New York, not later than 1:00 P.M., New York City time, on the business day prior to the applicable Closing Date, unless the Securities are in book-entry form.

     SECTION 4. Covenants of the Company. The Company covenants with each Underwriter as follows:

          (a) Immediately following the execution of this Agreement, the Company will prepare a Final Prospectus setting forth the principal amount or number of Securities covered thereby and their terms (not otherwise specified in the applicable Indenture in the case of Debt Securities), the names of the Underwriters and the principal amount or number of Securities which each severally has agreed to purchase, the names of the Representatives, the price at which the Securities are to be purchased by the Underwriters from the Company, the initial public offering price, the selling concession and reallowance, if any, and such other information as the Representatives and the Company deem appropriate in connection with the offering of the Securities. The Company will promptly transmit copies of the Final Prospectus to the Commission for filing pursuant to Rule 424 of the Act and will furnish to the Underwriters named therein as many copies of the Final Prospectus and any Preliminary Final Prospectus as such Underwriters shall reasonably request.

          (b) The Company will notify the Representatives immediately, and promptly confirm the notice in writing, (i) of the effectiveness of any amendment to the Registration Statement,
     (ii) of the mailing or the delivery to the Commission for filing of any supplement to the Final Prospectus or any document to be filed pursuant to the Exchange Act which will be incorporated by reference into the Registration Statement or Final Prospectus,
     (iii) of the receipt of any comments or other communications from the Commission with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus or for additional information, and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

           (c) For so long as a Final Prospectus is required to be delivered in connection with the sale of Securities covered by this Agreement, the Company will give the Representatives notice of its intention to file any amendment to the Registration Statement or any amendment or supplement to the Final Prospectus (including through the filing of documents under the Exchange Act or a prospectus filed pursuant to Rule 424(b) which differs from the prospectus on file at the Commission), whether pursuant to the Act, the Exchange Act or otherwise, will furnish the Representatives with copies of any such amendment or supplement or other documents proposed to be filed a reasonable time in advance of filing, and will not file any such amendment or supplement to which the Representatives or counsel for the Underwriters shall reasonably object.

          (d) The Company will deliver to the Representatives as many signed and conformed copies of the registration statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus pursuant to
     Item 12 of Form S-3 under the Act) as the Representatives may reasonably request, and will also deliver to the Representatives a conformed copy of the Registration Statement and each amendment thereto for each of the Underwriters.

          (e) If any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel for the Company, to further amend or supplement the Final Prospectus in order that the Final Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in the light of circumstances existing at the time it is delivered to a purchaser or prospective purchaser or if it shall be necessary, in the opinion of either such counsel, at any such time to amend or supplement the Registration Statement or the Final Prospectus in order to comply with the requirements of the Act or rules and regulations thereunder, the Company will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the Exchange Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement comply with such requirements.

          (f) The Company will endeavor, in cooperation with the Underwriters, to qualify the Securities and any Debt Securities, Common Stock or Preferred Stock which may be issuable pursuant to the exercise or conversion, as the case may be, of Securities offered by the Company, for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Securities. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as provided above.

          (g) With respect to each sale of Securities, the Company will make generally available to its security holders as soon as practicable, but not later than 60 days (or 90 days in the case of periods which are a fiscal year of the Company) after the close of the period covered thereby, earnings statements (in form complying with the provisions of Rule 158 under the Act) covering twelve-month periods beginning, in each case, not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158) of the Registration Statement relating to such Securities that satisfies the provisions of Section 11(a) of the Act and the rules and regulations thereunder.

          (h) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Final Prospectus relating to such Securities under "Use of Proceeds".

          (i) The Company will use its best efforts to (i) arrange for the listing of any Common Stock constituting Securities hereunder or issuable upon conversion or exercise of any of the Securities upon notice of issuance on the New York Stock Exchange, Inc. or such other national securities exchanges on which the Company's outstanding Common Stock is then listed and
     (ii) list any other Securities on the exchanges, if any, specified in Schedule I hereto.

          (j) The Company, during the period when the Final Prospectus is required to be delivered under the Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations thereunder.

          (k) In the event that the Securities being issued and sold pursuant to this Agreement are shares of Common Stock, for a period of 90 days from the date of this Agreement, the Company will not, without the Representatives' prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, enter into an agreement to sell, or otherwise dispose of, any Securities to which this Agreement relates or securities similar to such Securities, or any securities convertible into or exercisable for any such Securities or any such similar securities, except for Securities sold pursuant to this Agreement, securities issued upon conversion of Securities issued under this Agreement and shares of Common Stock issued pursuant to employee benefit, executive compensation and dividend reinvestment plans of the Company, and the Company will not file a registration statement under the Act with respect to any such Securities or securities similar to such securities of the Company held by others.

          (l) In the event that the Securities being issued and sold pursuant to this Agreement are Securities other than Common Stock, for a period of 21 days from the date of this Agreement, the Company will not, without the Representatives' prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, enter into an agreement to sell, or otherwise dispose of, any Securities to which this Agreement relates or securities similar to such Securities, or any securities convertible into or exchangeable or exercisable for any such Securities or any such similar securities, except for Securities sold pursuant to this Agreement and securities issued upon conversion of Securities issued under this Agreement, and the Company will not file a registration statement under the Act with respect to any such Securities or securities similar to such securities of the Company held by others.

          (m) If necessary or otherwise required, the Company will comply with all of the provisions of Section 517.075 of the Florida Statutes, and all rules and regulations promulgated thereunder, relating to issuers doing business in Cuba.

     SECTION 5. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing, filing and delivery of the registration statement (as originally filed) and all amendments thereto, (ii) the preparation, issuance and delivery to the Underwriters of the certificates for the Securities, (iii) the fees and disbursements of the Company's counsel and accountants, (iv) the qualification of the Securities under applicable state securities laws in accordance with the provisions of Section 4(f), including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Survey and Legal Investment Survey, (v) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the registration statement (as originally filed) and any amendments thereto, and of the Final Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of the applicable Indenture and any Blue Sky Survey and Legal Investment Survey, (vii) the fees, if any, of rating agencies, (viii) the fees and expenses, if any, incurred in connection with the listing of the Securities on any securities exchange, (ix) the fees and expenses of the Trustees, if any, including the fees and disbursements of counsel for the Trustees in connection with the Indentures and the Securities, and (x) the fees, if any, of the National Association of Securities Dealers, Inc.

     If this Agreement is terminated by the Representatives in accordance with the provisions of Section 6 or Section 10(i), the

 Company shall reimburse the Underwriters named in this Agreement for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     SECTION 6. Conditions of Underwriters' Obligations. The obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company herein contained, to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance by the Company of its obligations, covenants and agreements hereunder, and to the following further conditions:

          (a) The Final Prospectus shall have been filed with the Commission pursuant to Rule 424 under the Act not later than 5:30 p.m., New York City time, on the second business day following the date hereof; and at the applicable Closing Date (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Act or proceedings therefor initiated or threatened by the Commission and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel for the Underwriters, (ii) except where the only Securities are Common Stock, the rating assigned by any nationally recognized securities rating agency to any debt securities or preferred stock of the Company as of the date of this Agreement shall not have been lowered since the execution of this Agreement and no such agency shall have publicly announced that it has placed any of such debt securities or preferred stock on what is commonly termed a "watch list" for possible downgrading, and (iii) there shall not have come to the attention of the Representatives any facts that cause them, after disclosing such facts to, and discussing them with, the Company, reasonably to believe that the Final Prospectus, at the time it was required to be delivered to a purchaser of the Securities, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.

          (b) At the applicable Closing Date, the Representatives shall have received:

                    (1)  The opinion, dated as of the applicable
     Closing Date, of the General Counsel of the Company, in form and substance satisfactory to the Underwriters to the effect that:

               (i) Each of the Company and each Significant Subsidiary has been duly incorporated and each of the Company and each Significant Subsidiary is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and, to the best of such counsel's knowledge, each of the Company and each such

           Significant Subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

               (ii) Each Significant Subsidiary has the corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted and as described in the Prospectus.

               (iii) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Prospectus, other than those disclosed therein.

               (iv) The execution, delivery and performance by the Company of this Agreement, the Indenture and the Notes, the performance by the Company of its agreements herein and therein and the incurrence by the Company of the indebtedness to be evidenced by the Notes will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Significant Subsidiary under any contract, indenture, mortgage, loan agreement, note, lease or other instrument known to such counsel and to which the Company or any Significant Subsidiary is a party or by which any of them are bound or to which any property or assets of the Company or any such Significant Subsidiary is subject.

                    (2)  The opinion, dated as of the applicable
          Closing Date, of Schiff Hardin & Waite, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, with such specificity as is necessary to reflect particularly the Securities purchased on such Closing Date to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Delaware.

               (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Final Prospectus.

                (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing under the laws of the State of Illinois and the State of Wisconsin.

               (iv) In the case of an offering of Preferred Stock or Common Stock, the authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement and the Final Prospectus under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to reservations or agreements referred to in the Final Prospectus), and the stock of issued and outstanding capital stock of the Company set forth therein have been duly authorized and validly issued and are fully paid and nonassessable; the certificate for each outstanding share of Common Stock also represents one Right per share; and the outstanding Rights have been duly authorized and validly issued under the Rights Agreement.

               (v) The Company is the registered owner of all of the issued and outstanding shares of capital stock of the Significant Subsidiaries (including Newell Operating Company), other than Anchor Hocking Corporation, free and clear, to the best of such counsel's knowledge, of any pledge, mortgage, lien, encumbrance or claim. Newell Operating Company is the registered owner of all of the issued and outstanding shares of capital stock of Anchor Hocking Corporation, free and clear, to the best of such counsel's knowledge, of any pledge, mortgage, lien, encumbrance or claim. All of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable.

               (vi) This Agreement has been duly authorized, executed and delivered by the Company.

               (vii) The Registration Statement is effective under the Act and, to the best of their knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act or proceedings therefor initiated or threatened by the Commission.

               (viii) At the time the Registration Statement became effective, at the date of this Agreement and at the applicable Closing Date, the Registration Statement (other than the financial statements, supporting schedules or other financial or statistical information or data included or incorporated by reference therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the Act, the rules and regulations thereunder, the Trust Indenture Act and the rules and regulations thereunder, and nothing has come to their attention that leads them to believe that the Registration Statement (other than the financial statements, supporting schedules and other financial or statistical information or data included or incorporated by reference therein, as to which no opinion need be rendered), at the time it became effective or at the date of this Agreement or at the applicable Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus, as amended or supplemented at the applicable Closing Date, including the documents incorporated by reference therein (other than the financial statements, supporting schedules and other financial or statistical information or data included or incorporated by reference therein, as to which no opinion need be rendered) included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (ix) To the best of their knowledge and information, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Registration Statement, other than those disclosed in the Final Prospectus or in any document incorporated by reference therein.

               (x) Each document filed pursuant to the Exchange Act (other than the financial statements, supporting schedules and other financial or statistical information or data included therein, as to which no opinion need be rendered) and incorporated by reference in the Final Prospectus at the applicable Closing Date, complied when so filed (or, if amended, when and as amended prior to the date of the Final Prospectus) as to form in all material respects with the Exchange Act and the rules and regulations thereunder.

               (xi) To the best of their knowledge and information, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described, referred to or incorporated by reference in the Registration Statement at the applicable Closing Date or to be filed as exhibits thereto other than those described, referred to or incorporated by reference therein or filed as exhibits thereto, and the descriptions thereof or references thereto in the Registration Statement at the applicable Closing Date are correct.

               (xii) No authorization, approval, consent or order of any court or governmental authority or agency is required in connection with the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under the Act, the rules and regulations thereunder, the Exchange Act, the rules and regulations thereunder or state securities laws and the qualification of the applicable Indenture under the Trust Indenture Act (in the case of an offering of Debt Securities); the execution and delivery by the Company of this Agreement, the applicable Indenture (in the case of an offering of Debt Securities), and the Securities and the consummation of the transactions contemplated herein and therein will not result in any violation of the provisions of the charter or by-laws of the Company; and to the best of their knowledge and information, the execution and delivery by the Company of this Agreement, the applicable Indenture (in the case of an offering of Debt Securities), and the Securities and the consummation of the transactions contemplated herein and therein will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any Material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of any applicable law, administrative regulation or any administrative or court order or decree known to them. For purposes of the preceding sentence, "Material Contract" shall mean each indenture, loan agreement, contract, agreement or arrangement, as each shall have been amended to the date of such opinion, filed as an exhibit to, or incorporated by reference in, the most recent Annual Report to the SEC on Form 10-K of the Company or any report filed since the date of such report with the SEC under Section 13 of the Exchange Act.

               (xiii) The information in the Final Prospectus describing the Securities, the Rights and the Series B Preferred (and the applicable Indenture in the case of an offering of Debt Securities), has been reviewed by them and is correct (subject to the limitations stated therein) and complete in all material respects.

               (xiv) In the case of an offering of Debt Securities, the applicable Indenture has been duly and validly authorized, executed and delivered by the Company and is substantially in the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement at the time the Registration
          Statement became effective; the applicable Indenture has
           been duly qualified under the Trust Indenture Act; and,
          assuming due authorization, execution and delivery by the
          Trustee the applicable Indenture constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; the Debt Securities are in the form contemplated by the applicable Indenture and the Debt Securities have been duly and validly authorized by the Company and, when executed by the proper officers of the Company, authenticated in accordance with the provisions of the applicable Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement will in each case constitute a valid and binding obligation of the Company, be convertible (in the case of those Debt Securities that by their terms are so convertible) for shares of Common Stock or other securities of the Company in accordance with their terms as set forth in the Final Prospectus and will be entitled to the benefits of the applicable Indenture enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; if the Debt Securities are convertible into shares of Common Stock or other securities of the Company, the shares of Common Stock or other securities issuable upon such conversion will have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid (assuming the underlying Debt Securities have been paid for) and nonassessable; such shares of Common Stock or other securities will have been duly authorized and issued, will be fully paid (assuming the underlying Debt Securities have been paid for) and nonassessable and will conform to the description thereof contained in the Final Prospectus; and the stockholders of the Company have no preemptive rights with respect to any of such shares of Common Stock or other securities issuable upon such conversion.

               (xv) In the case of an offering of shares of Preferred Stock, including any shares of Preferred Stock constituting Option Securities, the shares of Preferred Stock being delivered and paid for at such Closing Date have been duly authorized, validly issued and are fully paid and nonassessable; and the stockholders of the Company have no preemptive rights with respect to any of such Preferred Stock. If the shares of Preferred Stock being delivered and paid for at such Closing Date are convertible into shares of Common Stock or other securities, such shares of Preferred

           Stock are convertible into shares of Common Stock or other securities of the Company in accordance with their terms; the shares of Common Stock or other securities initially issuable upon conversion of such shares of Preferred Stock will have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be duly issued, fully paid (assuming the underlying Preferred Stock have been paid for) and nonassessable; the shares of Common Stock have been duly authorized and issued, are fully paid and nonassessable and conform to the description thereof contained in the Final Prospectus.

               (xvi) In the case of an offering of shares of Common Stock, including any shares of Common Stock constituting Option Securities, the shares of Common Stock being delivered and paid for at such Closing Date have been duly authorized, validly issued and are fully paid and nonassessable; the related Rights have been duly authorized and validly issued under the Rights Agreement and are entitled to the benefits thereof; neither the issuance of the shares of Common Stock nor the issuance of the related Rights is subject to preemptive rights; and the Company has reserved one four-hundredth share of Series B Preferred for issuance upon exercise of each Right.

                    (3) The opinion or opinions, dated as of the applicable Closing Date, of______________________ _____________________ counsel for the Underwriters, with respect to the incorporation of the Company, the validity of the Securities being sold at the Closing Date, the Registration Statement, the Final Prospectus and other related matters as the Underwriters may reasonably request, and such counsel shall have received such papers and information as they reasonably request to enable them to pass upon such matters.

          (c) At the applicable Closing Date there shall not have been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the Chief Financial Officer, Chief Accounting Officer or Treasurer of the Company, dated as of such Closing Date, to the effect that (i) there has been no such material adverse change; (ii) the representations and warranties in
     Section 1 are true and correct with the same force and effect as though expressly made again at and as of such Closing Date; (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to such Closing Date; and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

          (d) The Representatives shall have received from Arthur Andersen LLP and any other independent certified public accountants who have reviewed financial statements included in the Registration Statement or the Final Prospectus letters, dated as of the date of this Agreement and as of the applicable Closing Date, in form and substance satisfactory to the Representatives to the effect that:

               (i) They are independent public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the rules and regulations thereunder.

               (ii) It is their opinion that the financial statements and supporting schedules included or incorporated by reference in the Registration Statement and covered by their opinion therein comply as to form in all material respects with the applicable accounting requirements of the Act, the rules and regulations thereunder, the Exchange Act and the rules and regulations thereunder.

               (iii) Based upon limited procedures set forth in detail in such letter, nothing has come to their attention which causes them to believe that:

                    (A)  The unaudited financial statements and
               supporting schedules of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and the Final Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act, the rules and regulations thereunder, the Exchange Act and the rules and regulations thereunder or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus;

                    (B)  The amounts set forth under the caption
               "Selected Financial Data" (or other similar caption) in the Final Prospectus are not in agreement with the corresponding amounts in the Company's audited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus; or

                     (C) At a specified date not more than five days prior to the date of the letters, there has been any change in the capital stock of the Company or any increase in the consolidated long-term debt of the Company and its subsidiaries or any decrease in consolidated net current assets or net assets as compared with the amounts shown in the Company's most recent consolidated balance sheet included or incorporated by reference in the Registration Statement and the Final Prospectus or, during the period from the date of such balance sheet to a specified date not more than five days prior to the date of the letters, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net sales, net earnings or primary net earnings per share of the Company and its subsidiaries, except in all instances for changes, increases or decreases which the Registration Statement and the Final Prospectus disclose have occurred or may occur.

               (iv) In addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and Prospectus and which have been specified by the Representatives, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

               (v) If pro forma financial statements are included or incorporated in the Registration Statement and Final Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and the acquired company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

          (e) At the applicable Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

          (f) If any of the Securities are to be listed on the New York Stock Exchange, Inc. or any other national stock exchange, such Securities shall have been duly listed, subject to notice of issuance, on such stock exchange.

          If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company at any time at or prior to the applicable Closing Date, and such termination shall be without liability of any party to any other party except as provided in Section 5.

     SECTION 7.     Indemnification.

          (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act as follows:

               (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including all documents incorporated by reference therein, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

               (3) against any and all expense whatsoever, as incurred (including, subject to Section 7(c) hereof, the fees and disbursements of counsel chosen by you) reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (1) or
          (2) above;

provided, however, that this indemnity shall not apply to any loss, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use in the Registration Statement (or any amendment thereto) or the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus (or any amendment or supplement thereto).

          (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) the Basic Prospectus, Preliminary Final Prospectus or the Final Prospectus (or any amendment or supplement thereto).

          (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     SECTION 8. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 7 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and one or more of the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Final Prospectus bears to the initial public offering price of the Securities appearing thereon and the Company is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act shall have the same rights to contribution as the Company.

     SECTION 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any termination of this Agreement, or any investigation made by or on behalf of any Underwriter or any controlling person, or by or on behalf of the Company, and shall survive delivery of any Securities to the Underwriters.

     SECTION 10. Termination. The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to the applicable Closing Date (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other calamity or crisis, the effect of which is such as to make it, in the Representatives' sole judgment, impracticable to market the Securities or enforce contracts for the sale of the Securities, or (iii) if trading in the Common Stock has been suspended by the Commission, or if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal, New York or Illinois authorities. In the event of any such termination, such termination shall be without liability of any party to any other party except as provided in Section 5. Notwithstanding any such termination, the provisions of Sections 7 and 8 shall remain in effect.

     SECTION 11. Default. If one or more of the Underwriters shall fail at the applicable Closing Date to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), then the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

          (a) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Securities to be purchased pursuant to this Agreement, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations under this Agreement bear to the underwriting obligations of all such non-defaulting Underwriters, or

          (b)  if the aggregate principal amount of Defaulted
     Securities exceeds 10% of the aggregate principal amount of the Securities to be purchased pursuant to this Agreement, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under the applicable Terms Agreement or this Agreement.

     In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Company shall have the right to postpone the applicable Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Final Prospectus, or in any other documents or arrangements.

     SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to ___________________________________________________, Attention:
____________________.  Notices to the Company shall be directed to it
______________________________________________
______________________________ Attention: ______________________
______________________________ __________________________________
with a copy to Schiff Hardin & Waite, 7200 Sears Tower, Chicago, Illinois 60606, Attention: Linda J. Wight, Esq.

     SECTION 13. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 14. Governing Law and Time. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York City time.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                              Very truly yours,

                              Newell Co.


                         By:  Name:_________________________
                              Title:________________________

The foregoing Agreement is hereby
confirmed and accepted as of the
date specified in Schedule I hereto.

[Name, address and signature block
for Underwriters or Representatives.]

 For themselves and the other several
Underwriters, if any, named in
Schedule II to the foregoing Agreement.

                               SCHEDULE I


                            Debt Securities


Underwriting Agreement dated



Trustee:

Title, Purchase Price and Description of Debt Securities:

     Title:

     Principal amount:

     Interest rate:

     Interest payable:
     Commencing:

     Date of maturity:

     Public offering price:

     Purchase price:

     Form of payment:

     Form of Securities:

     Redemption provisions:

     Sinking fund requirements:

     Lockup provisions:

     Convertibility into other Securities:

     Other provisions:

Other Provisions of or Amendments to Underwriting Agreement:

Purchased Securities Closing Date, Time and Location:

Modification of items to be covered by the letter from Arthur Andersen

LLP delivered pursuant to Section 6(d) at the Closing Date:

                             PREFERRED STOCK





Underwriting Agreement dated


Designation, Purchase Price and Description of Preferred Stock:

Designation:

Liquidation preference per share:

Number of shares:

Purchase price per share (include accrued dividends, if any):

Other provisions:


Over-allotment option:


Other Provisions of or Amendments to Underwriting Agreement:


Deposit Agreement:  Terms and Conditions


Purchased Securities Closing Date, Time and Location:


Convertibility into Common Stock or other securities:



Modification of items to be covered by the letter from Arthur Andersen LLP delivered pursuant to Section 6(d) at the Closing Date:

                              COMMON STOCK

Underwriting Agreement dated


Number of shares:

Purchase price per share:

Over-allotment option:

Other Provisions of or Amendments to Underwriting Agreement:

Purchased Securities Closing Date, Time and Location:



Modification of items to be covered by the letter from Arthur Andersen

LLP delivered pursuant to Section 6(d) at the Closing Date:

                               SCHEDULE II



                            Debt Securities



Firm Name                                         $Amount<*>

-------------                                     -------------------



                                        Total     ______________





                                                  $_____________



                         ALL OTHER SECURITIES



Firm Name                                         Participation*

-----------                                       -------------------



                                        Total     ______________



                                                 $______________



<*>  If Option Securities are offered, should include the minimum and maximum principal amount or number of shares of Securities, as the case may be.

                                 II-1